UNITED STATES
		       SECURITIES AND EXCHANGE COMMISSION
			     Washington D. C. 20549

				    Form 8-K

		Current Report Pursuant to Section 13 or 15(d) of
		       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  September 30, 1998

		     STRUCTURED ASSET SECURITIES CORPORATION
	     Mortgage Pass-Through Certificates, Series 1998-1 Trust


New York (governing law of          033-99598      52-2082537
Pooling and Servicing Agreement)    (Commission    52-2082540
(State or other                     File Number)   IRS EIN
jurisdiction


	c/o Norwest Bank Minnesota, N.A.
	11000 Broken Land Parkway                            21044
	Columbia, MD                                        (Zip Code)
	(Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000

	c/o Norwest Bank Minnesota, N.A.
	7485 New Horizon Way                                 21703
	Frederick, MD                                       (Zip Code)

       (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On September 30, 1998 a distribution was made to holders of STRUCTURED ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 1998-1 Trust.



  ITEM 7.  Financial Statements and Exhibits

	(c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

	     Exhibit Number                      Description

	     EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-1 Trust, relating to the September 30, 1998 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



		      STRUCTURED ASSET SECURITIES CORPORATION
	      Mortgage Pass-Through Certificates, Series 1998-1 Trust

	      By:   First Union National Bank, as Trustee
	      By:   /s/ Pablo de la Canal, Vice president
	      By:   Pablo de la Canal, Vice president
	      Date: 9/29/98


				INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-1 Trust, relating to the September 30, 1998 distribution.